EXHIBIT 99.1

For Immediate Release

First Hawaiian, Inc. Reports First Quarter 2022 Financial Results and Declares Dividend

HONOLULU, Hawaii April 22, 2022--(Globe Newswire)--First Hawaiian, Inc. (NASDAQ:FHB), (“First Hawaiian” or the “Company”) today reported financial results for its quarter ended March 31, 2022.

“I’m pleased to report that we started 2022 with a strong quarter,” said Bob Harrison, Chairman, President and CEO. “We had good earnings and continued consumer and commercial deposit growth, and credit quality remained excellent.”

On April 20, 2022 the Company’s Board of Directors declared a quarterly cash dividend of $0.26 per share. The dividend will be payable on June 3, 2022 to stockholders of record at the close of business on May 23, 2022.

First Quarter 2022 Highlights:

●	Net income of $57.7 million, or $0.45 per diluted share
●	Total loans and leases decreased $70.3 million versus prior quarter. PPP loans decreased $110.3 million versus the prior quarter
●	Total deposits increased $454.3 million versus prior quarter
●	Recorded a $5.7 million negative provision for credit losses
●	Board of Directors declared a quarterly dividend of $0.26 per share

Balance Sheet

Total assets were $25.0 billion as of March 31, 2022, unchanged from December 31, 2021.

Gross loans and leases were $12.9 billion as of March 31, 2022, a decrease of $70.3 million, or 0.5%, from $13.0 billion as of December 31, 2021.

Total deposits were $22.3 billion as of March 31, 2022, an increase of $454.3 million, or 2.1%, from $21.8 billion as of December 31, 2021.

Net Interest Income

Net interest income for the first quarter of 2022 was $133.9 million, a decrease of $3.5 million, or 2.5%, compared to $137.3 million for the prior quarter.

The net interest margin (NIM) was 2.42% in the first quarter of 2022, an increase of 4 basis points compared to 2.38% in the fourth quarter of 2021.

Provision Expense

During the quarter ended March 31, 2022, we recorded a $5.7 million negative provision for credit losses. In the quarter ended December 31, 2021, we did not record a provision for credit losses.

Noninterest Income

Noninterest income was $41.4 million in the first quarter of 2022, a decrease of $0.2 million compared to noninterest income of $41.6 million in the fourth quarter of 2021.

Noninterest Expense

Noninterest expense was $104.0 million in the first quarter of 2022, a decrease of $4.7 million compared to noninterest expense of $108.7 million in the fourth quarter of 2021.

The efficiency ratio was 59.0% and 60.5% for the quarters ended March 31, 2022 and December 31, 2021, respectively.

Taxes

The effective tax rate was 25.0% for the quarter ended March 31, 2022 and 18.7% for the quarter ended December 31, 2021.

Asset Quality

The allowance for credit losses was $150.3 million, or 1.17% of total loans and leases, as of March 31, 2022, compared to $157.3 million, or 1.21% of total loans and leases, as of December 31, 2021. The reserve for unfunded commitments was $29.0 million as of March 31, 2022, compared to $30.3 million as of December 31, 2021. Net charge-offs were $2.6 million, or 0.08% of average loans and leases on an annualized basis for the quarter ended March 31, 2022, compared to net charge-offs of $6.2 million, or 0.19% of average loans and leases on an annualized basis, for the quarter ended December 31, 2021. Total non-performing assets were $8.6 million, or 0.07% of total loans and leases and other real estate owned, at March 31, 2022, compared to total non-performing assets of $7.3 million, or 0.06% of total loans and leases and other real estate owned, at December 31, 2021.

Capital

Total stockholders’ equity was $2.3 billion at March 31, 2022, compared to $2.7 billion at December 31, 2021.

The tier 1 leverage, common equity tier 1 and total capital ratios were 7.50%, 12.27% and 13.48%, respectively, at March 31, 2022, compared with 7.24%, 12.24% and 13.49%, respectively, at December 31, 2021.

The Company did not repurchase any shares in the first quarter.

First Hawaiian, Inc.

First Hawaiian, Inc. (NASDAQ:FHB) is a bank holding company headquartered in Honolulu, Hawaii. Its principal subsidiary, First Hawaiian Bank, founded in 1858 under the name Bishop & Company, is Hawaii’s oldest and largest financial institution with branch locations throughout Hawaii, Guam and Saipan. The company offers a comprehensive suite of banking services to consumer and commercial customers including deposit products, loans, wealth management, insurance, trust, retirement planning, credit card and merchant processing services. Customers may also access their accounts through ATMs, online and mobile banking channels. For more information about First Hawaiian, Inc., visit the Company’s website, www.fhb.com.

Conference Call Information

First Hawaiian will host a conference call to discuss the Company’s results today at 1:00 p.m. Eastern Time, 7:00 a.m. Hawaii Time.  To access the call, participants should dial (844) 452-2942 (US/Canada), or (574) 990-9846 (International) ten minutes prior to the start of the call and enter the conference ID:  6391237. A live webcast of the conference call, including a slide presentation, will be available at the following link:  www.fhb.com/earnings. The archive of the webcast will be available at the same location. A telephonic replay of the conference call will be available two hours after the conclusion of the call until 4:30 p.m. (Eastern Time) on April 29, 2022. The replay can be accessed dialing (855) 859-2056 or (404) 537-3406 and entering the conference ID: 6391237.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized” and “outlook”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Further, statements about the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions may constitute forward-looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there can be no assurance that actual results will not prove to be materially different from the results expressed or implied by the forward-looking statements. A number of important factors could cause actual results or performance to differ materially from the forward-looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts of COVID-19, the domestic and global economic environment and capital market conditions and other risk factors. For a discussion of some of these risks and important factors that could affect our future results and financial condition, see our U.S. Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2021.

Use of Non-GAAP Financial Measures

Return on average tangible stockholders’ equity, return on average tangible assets and tangible stockholders’ equity to tangible assets are non-GAAP financial measures.  We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity.  We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets.  We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy.

Table 12 at the end of this document provides a reconciliation of these non-GAAP financial measures with their most directly comparable GAAP measures.

Investor Relations Contact:	Media Contact:
Kevin Haseyama, CFA	Lindsay Chambers
(808) 525-6268	(808) 525-6254
khaseyama@fhb.com	lchambers@fhb.com

Financial Highlights	Table 1
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2022	2021	2021
Operating Results:
Net interest income	$133,872	$137,327	$129,158
Provision for credit losses	(5,747)	—	—
Noninterest income	41,380	41,573	43,868
Noninterest expense	104,042	108,749	96,306
Net income	57,719	57,022	57,693
Basic earnings per share	0.45	0.45	0.44
Diluted earnings per share	0.45	0.44	0.44
Dividends declared per share	0.26	0.26	0.26
Dividend payout ratio	57.78%	59.09%	59.09%
Performance Ratios(1):
Net interest margin	2.42%	2.38%	2.55%
Efficiency ratio	59.04%	60.50%	55.53%
Return on average total assets	0.93%	0.88%	1.02%
Return on average tangible assets (non-GAAP)	0.97%	0.92%	1.07%
Return on average total stockholders' equity	9.19%	8.46%	8.58%
Return on average tangible stockholders' equity (non-GAAP)	15.08%	13.47%	13.51%
Average Balances:
Average loans and leases	$12,819,612	$12,814,316	$13,242,270
Average earning assets	22,463,209	23,100,445	20,476,149
Average assets	25,080,453	25,650,505	22,944,699
Average deposits	21,960,819	22,246,577	19,503,067
Average stockholders' equity	2,547,865	2,675,513	2,727,701
Market Value Per Share:
Closing	27.89	27.33	27.37
High	31.16	30.14	30.80
Low	26.93	25.17	23.14

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share data)	2022	2021	2021
Balance Sheet Data:
Loans and leases	$12,891,743	$12,961,999	$13,300,289
Total assets	25,042,720	24,992,410	23,497,596
Total deposits	22,270,430	21,816,146	20,133,681
Long-term borrowings	—	—	200,010
Total stockholders' equity	2,285,149	2,656,912	2,683,630

Per Share of Common Stock:
Book value	$17.90	$20.84	$20.68
Tangible book value (non-GAAP)(2)	10.10	13.03	13.01

Asset Quality Ratios:
Non-accrual loans and leases / total loans and leases	0.07%	0.05%	0.07%
Allowance for credit losses for loans and leases / total loans and leases	1.17%	1.21%	1.51%

Capital Ratios:
Common Equity Tier 1 Capital Ratio	12.27%	12.24%	12.82%
Tier 1 Capital Ratio	12.27%	12.24%	12.82%
Total Capital Ratio	13.48%	13.49%	14.07%
Tier 1 Leverage Ratio	7.50%	7.24%	7.90%
Total stockholders' equity to total assets	9.13%	10.63%	11.42%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.36%	6.92%	7.50%

Non-Financial Data:
Number of branches	51	54	54
Number of ATMs	298	299	297
Number of Full-Time Equivalent Employees	2,022	2,036	2,090

(1)	Except for the efficiency ratio, amounts are annualized for the three months ended March 31, 2022, December 31, 2021 and March 31, 2021.
(2)	Tangible book value is a non-GAAP financial measure. We compute our tangible book value as the ratio of tangible stockholders’ equity to shares outstanding. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. For a reconciliation to the most directly comparable GAAP financial measure, see Table 12, GAAP to Non-GAAP Reconciliation.

Consolidated Statements of Income	Table 2
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2022	2021	2021
Interest income
Loans and lease financing	$103,732	$111,865	$110,939
Available-for-sale securities	32,107	28,393	23,146
Other	782	1,051	491
Total interest income	136,621	141,309	134,576
Interest expense
Deposits	2,749	3,216	4,056
Short-term and long-term borrowings	—	766	1,362
Total interest expense	2,749	3,982	5,418
Net interest income	133,872	137,327	129,158
Provision for credit losses	(5,747)	—	—
Net interest income after provision for credit losses	139,619	137,327	129,158
Noninterest income
Service charges on deposit accounts	7,501	7,171	6,718
Credit and debit card fees	14,850	16,266	14,551
Other service charges and fees	9,654	9,196	8,846
Trust and investment services income	8,883	8,895	8,492
Bank-owned life insurance	(417)	2,851	2,389
Other	909	(2,806)	2,872
Total noninterest income	41,380	41,573	43,868
Noninterest expense
Salaries and employee benefits	48,226	45,982	43,936
Contracted services and professional fees	17,147	14,603	17,188
Occupancy	7,410	8,074	7,170
Equipment	5,977	6,317	5,491
Regulatory assessment and fees	2,224	2,557	2,034
Advertising and marketing	2,028	1,579	1,591
Card rewards program	6,883	7,471	4,835
Other	14,147	22,166	14,061
Total noninterest expense	104,042	108,749	96,306
Income before provision for income taxes	76,957	70,151	76,720
Provision for income taxes	19,238	13,129	19,027
Net income	$57,719	$57,022	$57,693
Basic earnings per share	$0.45	$0.45	$0.44
Diluted earnings per share	$0.45	$0.44	$0.44
Basic weighted-average outstanding shares	127,556,242	127,893,011	129,933,104
Diluted weighted-average outstanding shares	128,121,126	128,512,257	130,589,878

Consolidated Balance Sheets	Table 3
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Assets
Cash and due from banks	$274,022	$246,716	$278,994
Interest-bearing deposits in other banks	1,352,138	1,011,753	983,816
Investment securities, at fair value (amortized cost: $8,733,170 as of March 31, 2022, $8,560,733 as of December 31, 2021 and $6,708,431 as of March 31, 2021)	8,062,384	8,428,032	6,692,479
Loans held for sale	—	538	9,390
Loans and leases	12,891,743	12,961,999	13,300,289
Less: allowance for credit losses	150,280	157,262	200,366
Net loans and leases	12,741,463	12,804,737	13,099,923

Premises and equipment, net	315,766	318,448	319,949
Other real estate owned and repossessed personal property	—	175	—
Accrued interest receivable	61,561	63,158	69,879
Bank-owned life insurance	471,401	471,819	468,927
Goodwill	995,492	995,492	995,492
Mortgage servicing rights	7,650	8,302	10,869
Other assets	760,843	643,240	567,878
Total assets	$25,042,720	$24,992,410	$23,497,596
Liabilities and Stockholders' Equity
Deposits:
Interest-bearing	$12,504,821	$12,422,283	$11,958,606
Noninterest-bearing	9,765,609	9,393,863	8,175,075
Total deposits	22,270,430	21,816,146	20,133,681
Long-term borrowings	—	—	200,010
Retirement benefits payable	134,323	134,491	143,736
Other liabilities	352,818	384,861	336,539
Total liabilities	22,757,571	22,335,498	20,813,966

Stockholders' equity
Common stock ($0.01 par value; authorized 300,000,000 shares; issued/outstanding: 140,875,595 / 127,686,307 shares as of March 31, 2022, issued/outstanding: 140,581,715 / 127,502,472 shares as of December 31, 2021 and issued/outstanding: 140,455,180 / 129,749,890 shares as of March 31, 2021)	1,409	1,406	1,405
Additional paid-in capital	2,530,795	2,527,663	2,517,048
Retained earnings	628,642	604,534	497,418
Accumulated other comprehensive loss, net	(517,502)	(121,693)	(43,435)
Treasury stock (13,189,288 shares as of March 31, 2022, 13,079,243 shares as of December 31, 2021 and 10,705,290 shares as of March 31, 2021)	(358,195)	(354,998)	(288,806)
Total stockholders' equity	2,285,149	2,656,912	2,683,630
Total liabilities and stockholders' equity	$25,042,720	$24,992,410	$23,497,596

Average Balances and Interest Rates									Table 4
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2022			December 31, 2021			March 31, 2021
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$1,138.3	$0.6	0.20%	$2,074.5	$0.8	0.15%	$938.7	$0.2	0.10%
Available-for-Sale Investment Securities
Taxable	7,800.3	29.2	1.50	7,515.2	25.8	1.37	5,949.9	22.1	1.49
Non-Taxable	636.7	3.6	2.32	615.3	3.3	2.14	278.0	1.3	1.80
Total Available-for-Sale Investment Securities	8,437.0	32.8	1.56	8,130.5	29.1	1.43	6,227.9	23.4	1.50
Loans Held for Sale	1.2	—	2.02	1.0	—	1.35	9.2	0.1	2.46
Loans and Leases(1)
Commercial and industrial	1,973.1	14.6	3.01	2,084.0	21.1	4.01	3,026.7	20.4	2.74
Commercial real estate	3,632.2	25.8	2.88	3,572.9	26.0	2.89	3,385.2	24.9	2.98
Construction	766.9	5.7	3.03	806.6	6.3	3.09	746.8	5.8	3.16
Residential:
Residential mortgage	4,111.0	34.8	3.38	4,014.9	34.9	3.48	3,696.1	34.7	3.76
Home equity line	891.6	5.5	2.48	864.4	5.5	2.52	822.0	5.7	2.80
Consumer	1,218.6	15.6	5.19	1,241.3	16.3	5.22	1,323.7	17.7	5.43
Lease financing	226.2	1.9	3.42	230.2	1.9	3.27	241.8	1.8	3.02
Total Loans and Leases	12,819.6	103.9	3.27	12,814.3	112.0	3.48	13,242.3	111.0	3.39
Other Earning Assets	67.1	0.2	1.31	80.1	0.3	1.27	58.0	0.3	1.79
Total Earning Assets(2)	22,463.2	137.5	2.47	23,100.4	142.2	2.45	20,476.1	135.0	2.66
Cash and Due from Banks	292.1			282.2			294.0
Other Assets	2,325.2			2,267.9			2,174.6
Total Assets	$25,080.5			$25,650.5			$22,944.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Savings	$6,668.4	$0.5	0.03%	$7,086.0	$0.8	0.04%	5,975.1	$0.6	0.04%
Money Market	4,048.9	0.5	0.05	4,048.3	0.5	0.05	3,530.0	0.4	0.05
Time	1,748.5	1.7	0.39	1,819.0	1.9	0.42	2,288.5	3.0	0.53
Total Interest-Bearing Deposits	12,465.8	2.7	0.09	12,953.3	3.2	0.10	11,793.6	4.0	0.14
Long-Term Borrowings	—	—	—	110.9	0.8	2.74	200.0	1.4	2.76
Total Interest-Bearing Liabilities	12,465.8	2.7	0.09	13,064.2	4.0	0.12	11,993.6	5.4	0.18
Net Interest Income		$134.8			$138.2			$129.6
Interest Rate Spread			2.38%			2.33%			2.48%
Net Interest Margin			2.42%			2.38%			2.55%
Noninterest-Bearing Demand Deposits	9,495.0			9,293.3			7,709.5
Other Liabilities	571.8			617.5			513.9
Stockholders' Equity	2,547.9			2,675.5			2,727.7
Total Liabilities and Stockholders' Equity	$25,080.5			$25,650.5			$22,944.7

(1)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(2)	Interest income includes taxable-equivalent basis adjustments of $1.0 million, $0.9 million and $0.4 million for the three months ended March 31, 2022, December 31, 2021, and March 31, 2021, respectively.

Analysis of Change in Net Interest Income			Table 5
	Three Months Ended March 31, 2022
	Compared to December 31, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$(0.4)	$0.2	$(0.2)
Available-for-Sale Investment Securities
Taxable	1.0	2.4	3.4
Non-Taxable	—	0.3	0.3
Total Available-for-Sale Investment Securities	1.0	2.7	3.7
Loans and Leases
Commercial and industrial	(1.2)	(5.3)	(6.5)
Commercial real estate	—	(0.2)	(0.2)
Construction	(0.4)	(0.2)	(0.6)
Residential:
Residential mortgage	0.9	(1.0)	(0.1)
Home equity line	0.1	(0.1)	—
Consumer	(0.5)	(0.2)	(0.7)
Lease financing	(0.1)	0.1	—
Total Loans and Leases	(1.2)	(6.9)	(8.1)
Other Earning Assets	(0.1)	—	(0.1)
Total Change in Interest Income	(0.7)	(4.0)	(4.7)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	(0.1)	(0.2)	(0.3)
Time	(0.1)	(0.1)	(0.2)
Total Interest-Bearing Deposits	(0.2)	(0.3)	(0.5)
Long-Term Borrowings	(0.4)	(0.4)	(0.8)
Total Change in Interest Expense	(0.6)	(0.7)	(1.3)
Change in Net Interest Income	$(0.1)	$(3.3)	$(3.4)

Analysis of Change in Net Interest Income			Table 6
	Three Months Ended March 31, 2022
	Compared to March 31, 2021
(dollars in millions)	Volume	Rate	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.1	$0.3	$0.4
Available-for-Sale Investment Securities
Taxable	6.9	0.2	7.1
Non-Taxable	1.9	0.4	2.3
Total Available-for-Sale Investment Securities	8.8	0.6	9.4
Loans Held for Sale	(0.1)	—	(0.1)
Loans and Leases
Commercial and industrial	(7.7)	1.9	(5.8)
Commercial real estate	1.8	(0.9)	0.9
Construction	0.1	(0.2)	(0.1)
Residential:
Residential mortgage	3.8	(3.7)	0.1
Home equity line	0.5	(0.7)	(0.2)
Consumer	(1.4)	(0.7)	(2.1)
Lease financing	(0.1)	0.2	0.1
Total Loans and Leases	(3.0)	(4.1)	(7.1)
Other Earning Assets	—	(0.1)	(0.1)
Total Change in Interest Income	5.8	(3.3)	2.5

Change in Interest Expense:
Interest-Bearing Deposits
Savings	—	(0.1)	(0.1)
Money Market	0.1	—	0.1
Time	(0.6)	(0.7)	(1.3)
Total Interest-Bearing Deposits	(0.5)	(0.8)	(1.3)
Long-Term Borrowings	(0.7)	(0.7)	(1.4)
Total Change in Interest Expense	(1.2)	(1.5)	(2.7)
Change in Net Interest Income	$7.0	$(1.8)	$5.2

Loans and Leases			Table 7
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Commercial and industrial:
Commercial and industrial excluding Paycheck Protection Program loans	$1,817,346	$1,870,657	$1,962,672
Paycheck Protection Program loans	106,188	216,442	1,158,764
Total commercial and industrial	1,923,534	2,087,099	3,121,436
Commercial real estate	3,759,980	3,639,623	3,396,233
Construction	708,300	813,969	739,271
Residential:
Residential mortgage	4,153,824	4,083,367	3,715,676
Home equity line	918,101	876,608	805,746
Total residential	5,071,925	4,959,975	4,521,422
Consumer	1,204,834	1,229,939	1,283,779
Lease financing	223,170	231,394	238,148
Total loans and leases	$12,891,743	$12,961,999	$13,300,289

Deposits			Table 8
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Demand	$9,765,609	$9,393,863	$8,175,075
Savings	6,812,758	6,612,775	6,141,161
Money Market	3,990,225	4,033,070	3,642,604
Time	1,701,838	1,776,438	2,174,841
Total Deposits	$22,270,430	$21,816,146	$20,133,681

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More			Table 9
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial Loans:
Commercial and industrial	$707	$718	$593
Commercial real estate	727	727	937
Construction	—	—	579
Lease financing	75	—	—
Total Commercial Loans	1,509	1,445	2,109
Residential Loans:
Residential mortgage	7,092	5,637	6,999
Total Residential Loans	7,092	5,637	6,999
Total Non-Accrual Loans and Leases	8,601	7,082	9,108
Other Real Estate Owned	—	175	—
Total Non-Performing Assets	$8,601	$7,257	$9,108

Accruing Loans and Leases Past Due 90 Days or More
Commercial Loans:
Commercial and industrial	$591	$740	$1,365
Commercial real estate	—	—	1,054
Construction	—	—	89
Total Commercial Loans	591	740	2,508
Residential Loans:
Residential mortgage	13	987	—
Home equity line	2,252	3,681	4,975
Total Residential Loans	2,265	4,668	4,975
Consumer	1,588	1,800	2,024
Total Accruing Loans and Leases Past Due 90 Days or More	$4,444	$7,208	$9,507

Restructured Loans on Accrual Status and Not Past Due 90 Days or More	$32,590	$34,893	$39,831
Total Loans and Leases	$12,891,743	$12,961,999	$13,300,289

Allowance for Credit Losses	Table 10
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2022	2021	2021
Balance at Beginning of Period	$157,262	$161,246	$208,454
Loans and Leases Charged-Off
Commercial Loans:
Commercial and industrial	(706)	(4,432)	(963)
Commercial real estate	—	—	(66)
Total Commercial Loans	(706)	(4,432)	(1,029)
Residential Loans:
Residential mortgage	—	(534)	(98)
Home equity line	(43)	(107)	—
Total Residential Loans	(43)	(641)	(98)
Consumer	(4,109)	(3,250)	(6,541)
Total Loans and Leases Charged-Off	(4,858)	(8,323)	(7,668)
Recoveries on Loans and Leases Previously Charged-Off
Commercial Loans:
Commercial and industrial	53	244	215
Commercial real estate	14	9	3
Construction	—	100	166
Total Commercial Loans	67	353	384
Residential Loans:
Residential mortgage	16	15	17
Home equity line	28	28	24
Total Residential Loans	44	43	41
Consumer	2,148	1,743	2,655
Total Recoveries on Loans and Leases Previously Charged-Off	2,259	2,139	3,080
Net Loans and Leases Charged-Off	(2,599)	(6,184)	(4,588)
Provision for Credit Losses - Loans and Leases	(4,383)	2,200	(3,500)
Balance at End of Period	$150,280	$157,262	$200,366
Average Loans and Leases Outstanding	$12,819,612	$12,814,316	$13,242,270
Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding(1)	0.08%	0.19%	0.14%
Ratio of Allowance for Credit Losses for Loans and Leases to Loans and Leases Outstanding	1.17%	1.21%	1.51%
Ratio of Allowance for Credit Losses for Loans and Leases to Non-accrual Loans and Leases	17.47x	22.21x	22.00x

(1)	Annualized for the three months ended March 31, 2022, December 31, 2021 and March 31, 2021.

Loans and Leases by Year of Origination and Credit Quality Indicator									Table 11
								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Commercial Lending
Commercial and Industrial
Risk rating:
Pass	$158,853	$483,473	$98,061	$184,897	$79,810	$166,075	$594,007	$31,048	$1,796,224
Special Mention	2,876	356	3,898	3,983	52	5,594	1,601	867	19,227
Substandard	—	337	1,296	1,776	13,251	757	15,877	138	33,432
Other (1)	4,028	10,510	6,171	6,450	3,516	1,664	42,312	—	74,651
Total Commercial and Industrial	165,757	494,676	109,426	197,106	96,629	174,090	653,797	32,053	1,923,534

Commercial Real Estate
Risk rating:
Pass	240,807	682,346	351,893	523,735	471,899	1,291,495	77,724	14,752	3,654,651
Special Mention	—	—	—	47,897	473	39,064	696	—	88,130
Substandard	—	—	—	—	1,757	15,280	4	—	17,041
Other (1)	—	—	—	—	—	158	—	—	158
Total Commercial Real Estate	240,807	682,346	351,893	571,632	474,129	1,345,997	78,424	14,752	3,759,980

Construction
Risk rating:
Pass	6,160	167,645	118,526	136,209	112,919	89,172	19,470	—	650,101
Special Mention	—	—	—	244	705	353	—	—	1,302
Substandard	—	—	—	—	357	827	—	—	1,184
Other (1)	7,871	29,932	5,774	2,957	3,922	4,435	822	—	55,713
Total Construction	14,031	197,577	124,300	139,410	117,903	94,787	20,292	—	708,300

Lease Financing
Risk rating:
Pass	3,913	31,974	57,192	45,698	8,813	69,286	—	—	216,876
Special Mention	—	479	2,672	1,360	12	20	—	—	4,543
Substandard	—	—	270	123	15	1,343	—	—	1,751
Total Lease Financing	3,913	32,453	60,134	47,181	8,840	70,649	—	—	223,170

Total Commercial Lending	$424,508	$1,407,052	$645,753	$955,329	$697,501	$1,685,523	$752,513	$46,805	$6,614,984

								Revolving
								Loans
								Converted
	Term Loans						Revolving	to Term
	Amortized Cost Basis by Origination Year						Loans	Loans
(continued)							Amortized	Amortized
(dollars in thousands)	2022	2021	2020	2019	2018	Prior	Cost Basis	Cost Basis	Total
Residential Lending
Residential Mortgage
FICO:
740 and greater	$185,434	$1,096,789	$615,500	$264,419	$183,368	$1,012,447	$—	$—	$3,357,957
680 - 739	26,812	128,172	72,766	44,872	25,913	159,950	—	—	458,485
620 - 679	3,088	13,196	12,304	5,995	5,021	39,145	—	—	78,749
550 - 619	—	2,267	1,570	720	731	8,847	—	—	14,135
Less than 550	2,116	228	60	—	82	4,098	—	—	6,584
No Score (3)	6,550	15,806	7,676	13,968	17,545	56,444	—	—	117,989
Other (2)	18,485	30,872	16,042	9,704	10,810	32,600	43	1,369	119,925
Total Residential Mortgage	242,485	1,287,330	725,918	339,678	243,470	1,313,531	43	1,369	4,153,824

Home Equity Line
FICO:
740 and greater	—	—	—	—	—	—	705,570	1,892	707,462
680 - 739	—	—	—	—	—	—	147,290	3,202	150,492
620 - 679	—	—	—	—	—	—	39,370	2,129	41,499
550 - 619	—	—	—	—	—	—	10,310	1,426	11,736
Less than 550	—	—	—	—	—	—	1,482	494	1,976
No Score (3)	—	—	—	—	—	—	4,936	—	4,936
Total Home Equity Line	—	—	—	—	—	—	908,958	9,143	918,101
Total Residential Lending	242,485	1,287,330	725,918	339,678	243,470	1,313,531	909,001	10,512	5,071,925

Consumer Lending
FICO:
740 and greater	60,821	145,550	74,436	68,970	46,731	24,261	112,298	217	533,284
680 - 739	26,319	87,933	50,976	48,120	28,498	18,340	68,407	647	329,240
620 - 679	6,222	39,016	19,677	25,307	16,453	14,473	30,462	1,038	152,648
550 - 619	292	7,159	7,314	11,776	8,904	8,485	10,352	1,129	55,411
Less than 550	53	2,003	3,445	5,732	2,939	3,089	3,166	471	20,898
No Score (3)	280	458	9	53	35	52	35,063	337	36,287
Other (2)	502	4,247	363	1,691	4	2,181	68,078	—	77,066
Total Consumer Lending	94,489	286,366	156,220	161,649	103,564	70,881	327,826	3,839	1,204,834

Total Loans and Leases	$761,482	$2,980,748	$1,527,891	$1,456,656	$1,044,535	$3,069,935	$1,989,340	$61,156	$12,891,743

(1)	Other credit quality indicators used for monitoring purposes are primarily FICO scores. The majority of the loans in this population were originated to borrowers with a prime FICO score.
(2)	Other credit quality indicators used for monitoring purposes are primarily internal risk ratings. The majority of the loans in this population were graded with a “Pass” rating.
(3)	No FICO scores are primarily related to loans and leases extended to non-residents. Loans and leases of this nature are primarily secured by collateral and/or are closely monitored for performance.

GAAP to Non-GAAP Reconciliation	Table 12
	For the Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2022	2021	2021
Income Statement Data:
Net income	$57,719	$57,022	$57,693

Average total stockholders' equity	$2,547,865	$2,675,513	$2,727,701
Less: average goodwill	995,492	995,492	995,492
Average tangible stockholders' equity	$1,552,373	$1,680,021	$1,732,209

Average total assets	$25,080,453	$25,650,505	$22,944,699
Less: average goodwill	995,492	995,492	995,492
Average tangible assets	$24,084,961	$24,655,013	$21,949,207

Return on average total stockholders' equity(1)	9.19%	8.46%	8.58%
Return on average tangible stockholders' equity (non-GAAP)(1)	15.08%	13.47%	13.51%

Return on average total assets(1)	0.93%	0.88%	1.02%
Return on average tangible assets (non-GAAP)(1)	0.97%	0.92%	1.07%

	As of	As of	As of
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2022	2021	2021
Balance Sheet Data:
Total stockholders' equity	$2,285,149	$2,656,912	$2,683,630
Less: goodwill	995,492	995,492	995,492
Tangible stockholders' equity	$1,289,657	$1,661,420	$1,688,138

Total assets	$25,042,720	$24,992,410	$23,497,596
Less: goodwill	995,492	995,492	995,492
Tangible assets	$24,047,228	$23,996,918	$22,502,104

Shares outstanding	127,686,307	127,502,472	129,749,890

Total stockholders' equity to total assets	9.13%	10.63%	11.42%
Tangible stockholders' equity to tangible assets (non-GAAP)	5.36%	6.92%	7.50%

Book value per share	$17.90	$20.84	$20.68
Tangible book value per share (non-GAAP)	$10.10	$13.03	$13.01

(1)	Annualized for the three months ended March 31, 2022, December 31, 2021 and March 31, 2021.